                                                                  EXHIBIT 10.5.3

                  SECOND AMENDMENT TO PARTICIPATION AGREEMENT
                             [TRUST DESIGNATION 1]

          SECOND AMENDMENT to the PARTICIPATION AGREEMENT (as defined below), dated as of June 18, 1993 (the "Second Amendment"), among HUGHES COMMUNICATIONS GALAXY, INC., a California corporation, as Lessee, ORION ONE, INC., a Delaware corporation, as Owner Participant, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly set forth in the Participation Agreement (as defined below), but solely in its capacity as Owner Trustee under the Trust Agreement, as Owner Trustee, CIBC INC. and INTERNATIONALE NEDERLANDEN LEASE STRUCTURED FINANCE B.V. as the holders of the Series G Notes, WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee, and BT SECURITIES CORPORATION, a Delaware corporation, not in its individual capacity, but solely as Agent for Owner Participant and the Other Owner Participants.

          WHEREAS, the parties hereto are parties to that certain Participation Agreement dated as of August 21, 1992 as amended by First Amendment to Participation Agreement and Purchase Agreement dated as of December 24, 1992 (the "Participation Agreement");

          WHEREAS, Section 15.05 of the Participation Agreement provides that the Participation Agreement may be amended by an instrument in writing;

          WHEREAS, the parties hereto wish to amend the Participation Agreement to reflect certain changes to the provisions of the Participation Agreement needed in connection with the refinancing of the Series G Notes;

          WHEREAS, the Lessee and the Owner Trustee wish to amend the Lease, and each of the Indenture Trustee, the holders of the Series G Notes and the Owner Participant hereby consents to such amendment as evidenced by its signature hereto; and

          WHEREAS, the entry into this Second Amendment by the parties hereto is in all respects authorized by the provisions of the Participation Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
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          1.   Amendments.
               ----------

               a. Section 4.01(j) of the Participation Agreement is hereby amended by (i) inserting in the fourth line thereof immediately following the words "the Series D Notes," the following: "the purchase by the Pass Through Trustee of the Series B Notes," and (ii) inserting in the ninth line thereof immediately following the word "Code" and before the words "(such representation" the following: "which prohibited transaction is not subject to a complete exemption pursuant to ERISA or the rules, regulations, releases or bulletins adopted thereunder".

               b. Clause (i) of Section 5.05(a) of the Participation Agreement is hereby amended by inserting the words "with Guarantor's consent, cause Guarantor to," immediately following "(i)" and before the words "Assume the Notes".

               c. The last sentence of Section 11.03(d) of the Participation Agreement is hereby amended by deleting the words "Lessee shall Assume" immediately following the words "Beneficial Interest" and substituting therefor "Lessee shall, subject to its receipt of Guarantor's consent thereto, cause Guarantor to Assume".

               d. Section 11.04 of the Participation Agreement is hereby amended by (i) deleting the word "Lessee" the first time it appears in said section and substituting therefor "Guarantor," and (ii) adding the following sentence at the end of said Section 11.04: "Guarantor shall be a third party beneficiary of each of the provisions of this Agreement, the Lease and the Indenture pursuant to which Guarantor has the right to Assume the Notes."

               e. Section 13.03(d) of the Participation Agreement is hereby amended by deleting the words "Section 406 of ERISA or Section 4975 of the Code," in the 15th line thereof and inserting in lieu thereof the following:
"Section 406(a) of ERISA or Section 4975(c)(1)(A) through (D) of the Code,".

               f. Section 13.03(e) of the Participation Agreement is hereby amended by (i) inserting in the first line thereof before the word "unless" the following: "assuming the accuracy of the representations made by Lessee in Sections 4.01(j) and (k)," and (ii) deleting the words "Section 406 of ERISA or
Section 4975 of the Code," in the 32nd line thereof and inserting in lieu thereof the following: "Section 406(a) of ERISA or Section 4975(c)(1)(A) through
(D) of the Code,".

               g. Appendix A to the Participation Agreement (Construction; Definition of Terms) is hereby amended as follows:

                    (1) On page 37 thereof, the definition of "Stipulated Loss Value" is hereby amended by adding the following at the end thereof:

          "Notwithstanding the foregoing, from and after an Assumption or the purchase of the Beneficial Interest by Lessee from the Owner Participant pursuant to the Participation Agreement, "Stipulated Loss Value," with respect to any Transponder, shall mean, as of any date of

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     determination, the principal amount of the Series B Notes outstanding on such date with respect to such Transponder plus accrued and unpaid interest thereon as of such date."

                    (2) On page 40 thereof, the definition of "Transaction Costs" is hereby amended by deleting the period following the last word of said definition and adding immediately after such last word the following:

          "; and provided further, that (x) the term "Transaction Costs: shall
                 -------- -------                     -----------------
     include, (A) notwithstanding any provisions of clause (b)(i) above to the contrary, the reasonable legal fees and disbursements of special counsel for the Owner Participant and Other Owner Participants and of special counsel for Lessee (provided that Lessee may, at its election, pay directly to its special counsel such fees and expenses, in whole or in part, in which event such fees and expenses so paid by Lessee shall not constitute Transaction Costs) incurred in connection with the refinancing or refunding of the Series G Notes, (B) notwithstanding any provisions of clause (b)(v) above to the contrary, the reasonable legal fees and disbursements of the counsel referred to in said clause (b)(v) incurred in connection with the refinancing or refunding of the Series G Notes, (C) the reasonable legal fees and disbursements of each other law firm specifically identified in Schedule A hereto incurred in connection with the refinancing or refunding of the Series G Notes, (D) all fees and expenses of Moody's and Standard & Poor's incurred in connection with the rating of the pass through securities to be issued in the refinancing or refunding of the Series G Notes and (E) any and all other fees and expenses reasonably associated with the refinancing or refunding of the Series G Notes, and approved by Lessee; and (y) all Transaction Costs incurred in connection with the refinancing or refunding of the Series G Notes shall be funded by the Owner Participant on July 2, 1993 and paid by the Owner Trustee as promptly as practicable following such refinancing or refunding after approval of invoices for such Transaction Costs by Lessee in accordance with the provisions of Section 9.01(c) of the Participation Agreement."

                    (3) Schedule A to Appendix A is hereby amended by adding the following at the end of said schedule: "Honigman Miller Schwartz and Cohn, special counsel to GMHE, Paul, Weiss, Rifkind, Wharton & Garrison and Goodwin, Procter & Hoar."

          2.   Consents to Lease Amendment. To the extent that such consent is
               ---------------------------
required, each of the parties to this Second Amendment hereby consents to the execution and delivery of the First Amendment to Lease Agreement in the form attached hereto as Exhibit A by the Owner Trustee, and the Owner Participant hereby directs the Owner Trustee to execute and deliver said First Amendment to Lease Agreement.

          3.   Other Terms of Participation Agreement. Except insofar as herein
               --------------------------------------
otherwise expressly provided, all the provisions, terms and conditions of the Participation Agreement are in all respects ratified and confirmed and shall remain in full force and effect.

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

          4.   Effectiveness. This Second Amendment shall become effective
               -------------
concurrently with the refinancing of the Series G Notes.

          5.   Further Assurances. The parties hereto will execute and deliver
               ------------------
such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Second Amendment.

          6.   Counterparts. This Second Amendment may be executed in any number
               ------------
of counterparts, each of which shall be deemed an original for all purposes, but such counterparts shall together constitute but one and the same instrument.

          7.   Definitions. Except as otherwise defined herein, capitalized
               -----------
terms used herein, for all purposes hereof, shall have the respective meanings assigned thereto in Appendix A to the Participation Agreement, as amended.

          8.   Governing Law. This Second Amendment has been delivered in, and
               -------------
shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts of laws provisions thereof.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment through their duly authorized representatives as of the day and year first above written.


ACCEPTED AND AGREED TO:


HUGHES COMMUNICATIONS GALAXY, INC.


By:   /s/ Scott B. Tollefsen
     ------------------------------

Name:  Scott B. Tollefsen
       ----------------------------

Title: Vice President and Secretary
       ----------------------------


ORION ONE, INC.

By:   /s/ illegible
     ------------------------------

Name:  illegible
       ----------------------------

Title: illegible
       ----------------------------

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

STATE STREET BANK AND TRUST COMPANY
OF CONNECTICUT, NATIONAL ASSOCIATION,
not in its individual capacity except
as expressly provided herein, but
solely as Owner Trustee


By:   /s/ V. Glunt
     ------------------------------

Name:  V. Glunt
       ----------------------------

Title: Assistant Vice President
       ----------------------------



WILMINGTON TRUST COMPANY


By:   /s/ Norma P. Closs
     ------------------------------

Name:  Norma P. Closs
       ----------------------------

Title: Vice President
       ----------------------------



BT SECURITIES CORPORATION


By:   /s/ Howard K. Weber
     ------------------------------

Name:  Howard K. Weber
       ----------------------------

Title:
       ----------------------------



CIBC INC.


By:   /s/ John Molloy
     ------------------------------

Name:  John Molloy
       ----------------------------

Title: Vice President
       ----------------------------



INTERNATIONALE NEDERLANDEN LEASE
STRUCTURED FINANCE B.V.


By:   /s/ C. Stal   /s/ Leo Hellinga
     -------------------------------

Name:  C. Stal       Leo Hellinga
       -----------------------------

Title:            Account Manager
       -----------------------------

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